Portfolio of Investments

Touchstone Sands Capital Institutional Growth Fund – September 30, 2020 (Unaudited)

		Market
	Shares	Value
Common Stocks — 96.7%
Information Technology — 35.3%
Adobe, Inc.*	211,185	$103,571,460
Atlassian Corp. PLC - Class A*	205,518	37,361,116
Coupa Software, Inc.*	98,664	27,057,615
Intuit, Inc.	217,702	71,016,569
Microsoft Corp.	381,890	80,322,924
ServiceNow, Inc.*	290,306	140,798,410
Snowflake, Inc. - Class A*†	91,086	22,862,586
Square, Inc. - Class A*	839,994	136,541,025
Twilio, Inc. - Class A*	281,578	69,575,108
Visa, Inc. - Class A	640,316	128,043,991

		817,150,804

Communication Services — 31.3%
Alphabet, Inc. - Class A*	29,451	43,163,386
Charter Communications, Inc. - Class A*	81,693	51,004,208
Facebook, Inc. - Class A*	295,010	77,263,119
Match Group, Inc.*	1,011,424	111,914,066
Netflix, Inc.*	348,147	174,083,944
Sea Ltd. (Singapore) ADR*	1,163,094	179,163,000
Warner Music Group Corp. - Class A	1,234,241	35,472,086
Zillow Group, Inc. - Class C*	526,517	53,488,862

		725,552,671

Health Care — 13.0%
Align Technology, Inc.*	166,140	54,387,590
DexCom, Inc.*	79,234	32,662,632
Edwards Lifesciences Corp.*	505,729	40,367,289
Illumina, Inc.*	148,141	45,787,420
Mirati Therapeutics, Inc.*	136,476	22,661,840
Sarepta Therapeutics, Inc.*	194,362	27,294,256
Zoetis, Inc.	474,843	78,524,787

		301,685,814

Consumer Discretionary — 10.2%
Amazon.com, Inc.*	58,266	183,463,902
Floor & Decor Holdings, Inc. - Class A*	694,837	51,973,808

		235,437,710

Industrials — 4.5%
CoStar Group, Inc.*	84,122	71,378,358
Uber Technologies, Inc.*	868,311	31,675,985

		103,054,343

Consumer Staples — 2.4%
Grocery Outlet Holding Corp.*	820,772	32,272,755
Monster Beverage Corp.*	290,720	23,315,744

		55,588,499

Total Common Stocks		$2,238,469,841

		Market
	Shares	Value
Short-Term Investment Funds — 4.2%
Dreyfus Government Cash Management, Institutional Shares, 0.02%¥Ω	74,347,709	$74,347,709
Invesco Government & Agency Portfolio, Institutional Class, 0.02%**¥Ω	22,954,568	22,954,568

Total Short-Term Investment Funds		$97,302,277

Total Investment Securities —100.9% (Cost $1,084,465,306)		$2,335,772,118

Liabilities in Excess of Other Assets — (0.9%)		(20,149,106)

Net Assets — 100.0%		$2,315,623,012

*	Non-income producing security.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of September 30, 2020 was $21,795,334.
¥	Open-End Fund.
Ω	Represents the 7-day SEC yield as of September 30, 2020.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Portfolio of Investments.

Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$2,238,469,841	$—	$—	$2,238,469,841
Short-Term Investment Funds	97,302,277	—	—	97,302,277

Total	$2,335,772,118	$—	$—	$2,238,469,841

See accompanying Notes to Portfolio of Investments.

Notes to Portfolio of Investments

September 30, 2020 (Unaudited)

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Fund defines the term “market value”, as used throughout this report, as the estimated fair value. The Fund uses various methods to measure fair value of its portfolio securities on a recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of September 30, 2020, for the Fund’s investments is included in the Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector allocation. The Fund did not hold or transfer any Level 3 categorized securities during the period ended September 30, 2020.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The Fund’s portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Shares of mutual funds in which the Fund invests are valued at their respective net asset value (“NAV”) as reported by the underlying funds (the “Underlying Funds”) and are categorized in Level 1.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of the Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of the Fund’s NAV. The Fund may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•

If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

Securities held by the Fund that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Fund’s Board of Trustees and are generally categorized in Level 3.

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date.

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